Supplement dated February 23, 2015

to the prospectus dated December 31, 2013

for the

Mana Core Equity Enhanced Dividend Income Fund

The information below supplements the Prospectus, dated December 31, 2013, for the Mana Core Equity Enhanced Dividend Income Fund (the “Fund”), a series of ETFis Series Trust I (the “Trust”):

On February 19, 2015, the Board of Trustees of the Trust determined that it is in the best interest of the Fund to close the Fund. As of the date of such determination, the Fund had not yet commenced operations and had no shareholders.

Effective immediately, the Fund has terminated the public offering of its shares, and shares of the Fund are no longer available for purchase.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE